Exhibit 99.2
EnerSys Announces 10% Dividend Increase to $0.2875 per Share for the Second Quarter of Fiscal Year 2027

Reading, PA, USA, August 12, 2026 – EnerSys (NYSE: ENS), a global leader in stored energy solutions for industrial, infrastructure, and defense applications announced today that its Board of Directors has approved an increase to its quarterly cash dividend of 10% to $0.2875 per share of common stock payable on October 2, 2026, to holders of record as of September 18, 2026.

“Our decision to increase the dividend reflects our confidence in EnerSys’ earnings growth, strong cash flow generation, and long-term value creation framework,” said Shawn O’Connell, EnerSys President and Chief Executive Officer. “We remain committed to a disciplined capital allocation strategy that balances organic and inorganic investment in the business with consistent returns to shareholders, including a competitive dividend that grows with earnings, excluding 45X benefits, and share repurchases under our authorization, which has approximately $900 million remaining as of the end of the first quarter.”

About EnerSys

EnerSys is a global leader in stored energy solutions helping industrial, infrastructure and defense customers address critical power and operational needs with batteries, chargers and other power equipment. The company delivers integrated solutions that combine energy storage technologies, power electronics, software-enabled intelligence, technical expertise and comprehensive global customer support. EnerSys supports customers across communications networks, data centers, energy infrastructure, material handling, transportation, aerospace and defense — including applications where power continuity is essential. Serving customers in more than 100 countries, EnerSys helps organizations manage energy more reliably, efficiently and intelligently in complex operating environments where uptime, safety and resilience matter. For more information, visit www.enersys.com.

Caution Concerning Forward-Looking Statements

This press release, and oral statements made regarding the subjects of this release, contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, or the Reform Act, which may include, but are not limited to, statements regarding EnerSys’ earnings estimates, intention to return capital to stockholders, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, including statements identified by words such as “believe,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “will,” and similar expressions. All statements addressing operating performance, events, or developments that EnerSys expects or anticipates will occur in the future, including statements relating to sales growth, continuing to pay cash dividends at the current rate, earnings or earnings per share growth, its intention to pay quarterly cash dividends and return capital to stockholders, execution of its stock repurchase program, and market share, as well as statements expressing optimism or pessimism about future operating results or benefits from either its cash dividend or its stock repurchase programs, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on management’s current views and assumptions regarding future events and operating performance, and are inherently subject to significant business, economic, and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond EnerSys’ control. The statements in this press release are made as of the date of this press release, even if subsequently made available by EnerSys on its website or otherwise. EnerSys does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Although EnerSys does not make forward-looking statements unless it believes it has a reasonable basis for doing so, EnerSys cannot guarantee their accuracy. For a list of other factors which could affect EnerSys’ results, including earnings estimates, see EnerSys’ filings with the Securities and Exchange Commission, including “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations,” and “Forward-Looking Statements,” set forth in EnerSys’ Annual Report on Form 10-K for the fiscal year ended March 31, 2026. The foregoing factors, among others, could cause actual results to differ materially from those described in these forward-looking statements. No undue reliance should be placed on any forward-looking statements.

CONTACT

Lisa Hartman Langell
Vice President, Investor Relations and Corporate Communications
EnerSys
610-236-4040
E-mail: investorrelations@enersys.com